Exhibit 99.2

Investor Presentation 2023

Safe harbor This investor presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which Noventiq operates, and the beliefs and assumptions of the company’s management. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “targets”, “believes”, “expects”, “estimates”, “projects”, “anticipates”, “intends”, “plans”, “may”, “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. Forward-looking statements appear in a number of places and include, without limitation, statements regarding Noventiq’s future financial position, business strategy, budgets, projected costs, plans, and objectives of management for future operations, as well as statements regarding the proposed transaction and potential market opportunities. Forward-looking statements involve risks and uncertainties, some of which are beyond Noventiq’s control, that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: general economic and business conditions; the impact of competitive products and pricing; the ability to offer vendors’ products for sale to customers and to earn incentives on such sales; demand for Noventiq’s services and solutions; the ability to achieve operating synergies from acquired businesses; the successful integration of acquired businesses; breaches in cybersecurity or disruption to IT systems; the ability to attract, hire, train and retain experienced personnel; fluctuations in currency exchange rates; the ability to comply with the laws and regulations across the markets in which Noventiq operates; and other risks and uncertainties detailed from time to time in Noventiq’s filings with regulatory authorities. Forward-looking statements speak only as at the date of this investor presentation, and Noventiq does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Forward-looking statements involve a number of judgments, risks and uncertainties and no representation is made that any forward-looking statements will come to pass or that any forecast result will be achieved. Prospective investors are cautioned not to place undue reliance on these forward-looking statements. This investor presentation also contains certain financial measures that are not recognized under International Financial Reporting Standards (“IFRS”), including [EBITDA and Adjusted EBITDA]. These non-IFRS measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with IFRS. These non-IFRS measures are not defined under IFRS, and other companies may calculate such measures differently or may use such measures for different purposes than Noventiq does, limiting the usefulness of such measures as comparative measures. Noventiq believes that these non- IFRS measures provide useful information to investors and others in understanding and evaluating the company’s operating results and future prospects. However, the non- IFRS financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of Noventiq’s results as reported under IFRS.

Today’s presenters Hervé Tessler Burak Özer Marvin Tien CEO CFO CEO

Noventiq drives digital transformation in high growth emerging markets leveraging global expertise and partnerships to deliver superior local outcomes

Noventiq leads the adoption of technology Successful Model Proven Leader Driving Innovation Emerging markets are rapidly adopting proven technologies creating significant value for all users Cloud Enterprise Software & Cyber Security Services Noventiq executes consistently and delivers quality service to its global customers at scale End-to-end Customization Platforms Noventiq and its strategic technology partners like Microsoft are at the forefront of the next wave of innovation Big Data Machine Learning Artificial Intelligence Noventiq is successfully delivering digital transformation at scale

At a glance

Market Leading Expertise

- CLOUD & INFRA
- DIGITAL TRANSFORMATION
- AI
- CYBER SECURITY
- SOFTWARE
- DATA

Global Scale

Focusing on markets projected to grow to **$500B** by 2025, operating in nearly **60** countries across Asia, Latin America, Europe, Middle East, and Africa



Rapid Financial Growth

37% CAGR *FY22 - FY24*

$1.1B FY22A gross revenue

$1.6B FY23A gross revenue

$2.1B FY24E* gross revenue

Leading Clients

80,000+

customers including Enterprises, Small & Medium Businesses, Public Sector Organizations, and Academic and Non-profit organizations

Technology Partners

Strategic relationships with leaders like

Microsoft, aws, Google, Adobe, Apple, Cisco, Dell Technologies, Oracle, vmware, Check Point, Cloudflare, CrowdStrike

Strategic M&A and World Class Team

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recent successful acquisitions expanding local expertise globally and leading sector consolidation wave

6,400+

Agile workforce, sales & service focused, tenured of industry-leading talent. **85%** customer-facing

Notes: FY22 ended 3/31/22, FY23 year ended 3/31/23, FY24 year ending 3/31/24: $ in USD.
Sources: STAX (fka AMR International).

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At the heart of the Digital Transformation ecosystem Software andSaaS Cyber Security Professional team channel Strong & platforms sales Best-in-breed Delivering Business Partnerships Outcomes Cloud and Digital Solutions Infrastructure and Future Services Strategic Quality Workspace partnerships Services Hardware AI & Data Noventiq solves complex challenges in high-growth emerging markets

Led by a highly experienced team Leadership Team Board of Directors HERVÉ SERGEY BURAK HERVÉ TESSLER TESSLER CHERNOVOLENKO ÖZER JACQUES GUERS CEO, member of CEO President & COO CFO Chairman of the Board the Board INED Former Xerox EVP and President of IT industry veteran with over 25 Former Xerox General KARL ROBB SERGEY CHERNOVOLENKO International Operations leading years of experience Manager of Turkey for 4 years Independent COO, member of operational teams across more than Developed business plans of Held senior level executive INED Non-Executive Director the Board 150 countries several international roles for Xerox in the US Former Xerox President of Developing companies gaining significant (Global HQ), London and other MARC KASHER ROY HARDING Markets Operations and President of multi-national experience developing markets Independent Executive Corporate Operations. Former General Manager of Served as CFO of Xerox in Non-Executive Director Director INED Former President of Xerox’s affiliate in Xerox in 11 Eastern European Eastern Europe. Brazil and COO of Latin America countries and Turkey. Former Xerox Head of Operations in IGOR BOROVIKOV Board to add two Central & Eastern Europe, Israel and Founder and member incremental diverse Turkey of the Board independent directors GARETH TIPTON MARINA SHVOEVA ANDREW MORRISON ATUL AHUJA Leadership and Board past experience Global Chief Compliance Chief Human SVP of Global Chief Technology Officer & VP Legal Resources Officer Solutions & Services Officer ROY HARDING ALEXANDER MIKOYAN STEVEN SALTER VP Strategic VP Ops, Marketing, VP of Investor Acquisition Integration Growth, Strategy Relations 8

Key investment highlights 1 Leading enabler of digital transformation (DX) and cybersecurity 2 Global focus on high-growth emerging markets 3 Strategic tech partnerships including Microsoft widen competitive moat 4 Recognized leader across multi-cloud, software and AI 5 Consolidator with track record of successful M&A 6 Inclusive culture, industry-leading talent and exceptional local access 7 Rapidly expanding gross and recurring revenue with history of profitable growth

GLOBAL CAPABILITIES

Noventiq end-to-end solutions & services portfolio Software and hardware solutions provider Software & Hardware Cloud Provide full suite of products Multiple revenue streams Hardware 7% Services 11% $1.6B 54% Cloud FY23 Gross revenue 15% Software 13% Subscription Comprehensive Services Portfolio Modern hybrid Multi-cloud Infrastructure Services Future AI & Data Workplace Customization Cybersecurity Services High-proficiency Deep expertise Highest cloud statu Digital platforms to support customer

Market opportunity in global emerging markets



$3.6 Trillion
Total Addressable Market
2025 estimated global digital transformation market
~$500 Billion
Focus Markets
2025 estimated digital transformation market in emerging markets
$67 Billion
India
Addressable Market 2025



India Market Focus

- ~$700 million in FY23 Indian Gross Revenue
- ~2,500 employees located in India
- ~25% market share of Microsoft India business
- India digital transformation market projected to grow at a CAGR of approximately 11% by 2025

Within massive TAM - Noventiq focuses on large and high growth emerging markets

Sources: "Digital Transformation Market Size, Share & Trends Analysis Report," 2020. Grand View Research; "Well Testing Services Market Research Report by Services, by Application, by Region - Global Forecast to 2026 - Cumulative Impact of COVID-19" 2021. ReportLinker; "Prescient & Strategic Intelligence. India Digital Transformation Market Overview." 2019. Prescient & Strategic Intelligence; STAX (fka AMR International); "IT Spending Forecast, 1Q23 Update". 2023. Gartner.

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Large and growing emerging market opportunity –driven by cloud and software Large and growing underlying market with increasing digitalization from current levels Emerging Markets IT spend, $B USD IT Spend as % of GDP Addressing key pockets of growth CAGR ’21-’25E 24% $497 Cloud 4.6% $355 10% Software 1.6% $89 2006A 2021A 2025E Target Markets Developed Markets Indexed developed markets = penetration and growth upside Sources: STAX (fka AMR International), Emerging Markets IT Spend in 2006 based on AMR market sizing model. 13

Microsoft and Noventiq – key strategic partners Microsoft’s is the prime DX tech Microsoft relies on Noventiq for Microsoft – Noventiq partnership vendor globally and is the first growth in emerging markets is time-proven and successful choice in the emerging markets Microsoft channel split Total Microsoft in emerging markets (Cloud) sales by Noventiq ($M) Direct 5% $45Bn MSFT Emerging $1,143 1 Indirect Market Revenue 95% $876 $359 Note: $ in USD FY19 FY22 FY23 & Sources: Factset, 451 Research, STAX (fka AMR International)

Cloud adoption drives demand for higher margin solutions and services Cloud + Software demand provides entry …value-added Services and cross-sell point building recurring revenue base… expansion drive profitability 69% Hardware Hardware Recurring Gross Revenue 11% 7% Services Cloud Services 56% Cloud 11% $1.6B $176M 28% 41% FY23 Gross revenue FY23 Gross Profit 14% Software 8% 12% 12% Subscription Software Subscription Serving cloud demand allows for successful land & expand with additional profitable portfolio Note: Percentages are rounded. Recurring Gross revenue includes Subscription, Cloud and Noventiq’s own public and private cloud services.

Comprehensive portfolio: Cloud Taking customers on the cloud journey: from implementation to ongoing support, management & continuous innovation Multi-cloud Implementation and full-service operating capabilities across all major cloud providers portfolio Modern hybrid Building & supporting hybrid on-premises data center and edge-to-cloud infrastructure infrastructure Cloud solutions From idea to maintenance with workload migration & re-engineering & services Case study: Cloud Migration Major Technology Markets: Switzerland â†’Philippines Problem: Music Tribe needed a unified IT solution with scalable infrastructure Solution: Noventiq guided them through the complex migration process helping to retire 3 data centers, 600 servers and 135 terabytes of obsolete data Migrated to Microsoft Azure and SharePoint with productivity going up by 300% Music Tribe also acquired relevant security services from Noventiq going forward

Comprehensive portfolio: Digital transformation Helping customers with leading DX solutions to modernize workflows, drive efficiency & innovation and improve security Future-of-work solutions & services Building next-gen collaboration environments using best partners’ tech with our own products Cybersecurity Securing’ digital assets & environments with comprehensive portfolio of solutions & services Software & Building digital solutions using the best software from the key vendors. Engineering and developing Customization applications. Delivering tools to manage digital and software/IT assets better services Case study: Data protection Major Technology Markets: Broader India Market Problem: Data security and access issues aggravated by internal structure and remote work requirements with strict regulations of pharma industry Solution: Initial classification of data and introduction of necessary tools to further manage it • Deployment of DLP solution from Forcepoint • Resulted in high level of data visibility and complete protection for Personally Identifiable Information (PII) and IP, in compliance with regulations 17

Comprehensive portfolio: Artificial Intelligence Bringing to customers AI technology with own solutions and services to revolutionize insights and drive future growth Big Data / Analytics Award-winning Big Data/Analytics on cloud for more effective analysis & decision making AI / Data Services Providing DevOps & AIOps services & expertise for outsourced data management Generative Deploying Gen-AI with fluency of ChatGPT & enterprise-grade compliant knowledge & content AI at work Case study: Artificial intelligence Major Technology Markets: Central Europe Problem: Raiffeisen Bank wanted sophisticated and compliant assistant for customers Solution: Deploying Noventiq’s own IP – Weaver AI Properly integrates with core banking and complies with industry regulations Handles queries with very high precision, allowing customers to use the assistant for all their transactions without utilizing other channels

Proven ability to inspire corporate change Leveraging the platform, we have built, to improve the lives of our employees across each of our markets globally Key Commitments Headquartered in London, ensuring higher oversight & global regulatory standards Successful Outcomes compared to competitors in emerging markets. Strong corporate governance provides robust framework as foundation for smooth acquisition support Invests in its people with in-market training, Partner of choice for global institutions that seek competitive payroll and benefits, and other institutional grade infrastructure and frameworks programs similar to developed market peers which drives stronger employee engagement. Investing in local teams in markets provides strong reputational externalities within those communities Brings management best practices, diversity and inclusion to offices worldwide, preserving human rights and dignity in our workplace and beyond Our ethos attracts talent

Our team is our competitive advantage

Talented team with deeply rooted sales & services DNA…

85% of the workforce is customer facing

16%	68%	16%
940	**4,500**	**960**
Motivated sales & marketing force	*Engineers, Developers and other IT specialists*	*Back-Office, compliance & admin*

… award-winning corporate workplace investing in decentralized local talent globally…

GREAT PLACE TO WORK CERTIFIED

glassdoor ★ ★ ★ ★

…long history in the marketplace and composed of industry leading certified experts…

~30 years
Experience in IT market

600+
Microsoft Certified Experts

… driving a highly engaged and successful team across the entire globe

82%
Employee Engagement Index

Industry expertise and local talent enable our global success

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Noventiq is a leader in the digital transformation Primary Competition Areas Breadth of Service Depth of Expertise Emerging Market Focus Global Reach Market Consolidator Noventiq provides differentiated business outcomes 21

Noventiq has multiple levers of growth Proven track record of both organic and inorganic expansion Market Expansion Capabilities Expansion Sales Channel Expansion Continued expansion Inorganic globally and within Acquisitions identified strategic emerging markets Breadth and depth of portfolio offering that is highly valued by customers Efficient sales engine, meeting customers where it is most M&A driven growth convenient for them provides path to rapid expansion in new and existing markets Strong organic expansion aided by strategic M&A

Established track record of successful acquisitions M&A driven growth provides path to rapid expansion in new and existing markets FY21 FY22 FY23 Scale in priority markets New geographies Vendor and service portfolio expansion Owned and Custom Developed Software NTM Revenue $231M $105M $541M Acquired By Period (FY22) (FY23) (FY24) Amplifying local entrepreneurship with centralized support and vendor relationships Note: Does not represent every acquisition completed by Noventiq: $ in USD 23

Organic growth accelerated by acquisitions

Case Study: Growing India from new entrant to market leader

India Gross Revenue Over Time
($M)



$2
$273
$477
$686
FY14
FY21
FY22
FY23

Strategic M&A provides multiple organic growth catalysts

1 Organic Growth

Consistent execution drives sustainable growth

- Launched in 2014
- 59% Revenue CAGR (FY21-23)
- Driven by superior sales execution in organic growth (120% CAGR before Embee acquisition)

2 Market Expansion

Acquire strong companies in local markets to drive immediate scale

- Embee acquisition moved Noventiq to No 1 spot in Microsoft solutions in India
- Complementary geographic presence and portfolio

3 Portfolio Expansion

Opportunities to cross-sell more and bring more value

- Umbrella Infocare acquisition brought Noventiq to the forefront of Indian AWS market
- Strengthened Data & Analytics
- Acquisition of VPS brought the portfolio of cybersec services

4 Channel Expansion

Expanded products and capabilities broaden channel opportunities

- G7CR acquisition opened for Noventiq the growing digital natives' market in India
- Led to the expansion of our Global Delivery Center

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FINANCIALS

Proven ability to grow rapidly in emerging markets Gross Revenue by Geography FY24E Gross $2.1Bn 37% CAGR FY22-FY24E LATAM Revenue Gross profit $240M, 37% growth 15% GP & EBITDA Adj. EBITDA $65M, 27% margin on GP EMEA 21% $1.6B FY23A FY23A Gross Gross $1.6Bn 40% growth $, 52% CC growth revenue 51% Revenue $1.1Bn Recurring revenue 69% of total 13% APAC RoE FY22A Gross $1.1Bn 54% growth $ ~60 Revenue Countries Note: FY23 year ended 3/31/23, FY24 year ending 3/31/24: $ in USD, gross revenue chart excludes HQ offset

Demonstrating fast growth and profitability at scale Gross Revenue Summary Gross Profit Summary3 Gross Profit $242 Gross Revenue $2,100 PF Gross Profit PF Revenue % of Gross Revenue $190 $1,673 $166 $14 $1,464 $102 $49 $339 $242 $2,100 $1,571 $117 $176 $1,125 10% 11% 12% 1 2 1 2 FY22A FY23A FY24E FY22A FY23A FY24E Operating Expense4 Adj. EBITDA Summary Operating Expense Investing at FY24 driven by Adj. EBITDA PF Operating Expense scale starting gross revenue % of Gross Revenue in the second PF Adj. EBITDA growth, impact $177 half of FY22 $65 of M&A, $153 and continuing % of Gross Profit continuing mix $57 $10 through FY23 shift and return $109 $17 on investments $37 $65 $32 $143 $177 $4 $40 $77 $33 7% 9% 8% 34% 27% 19% 1 2 1 2 FY22A FY23A FY24E FY22A FY23A FY24E Note: FY22 year ended 3/31/22, FY23 year ended 3/31/23, FY24 year ending 3/31/24: $ in USD millions 1. Pro-forma adjustments for standalone costs originally allocated to the divested business and full year impact of closed acquisitions 2. Pro-forma adjustments for full year impact of closed acquisitions 3. Includes application of IAS 8 to restate Services costs into COGS 4. Excludes Depreciation, Amortization and One-time expenses

Supporting FY24 Pro-forma Adj. EBITDA forecast Pro-forma Adj. EBITDA FY22 – FY24 Bridge Related Notes 1 Related to business disruptions in Ukraine, Belarus, Central Eastern 2 65 Europe (“CEE”) and the Baltics 2 57 5 (13) 19 Corporate investment for 2 new standalone company 171 (10) Investment in significant partnership 3 projects with Microsoft and other 8 37 vendors – expected to become (5) 40 42 revenue generating in FY24 4 Organic growth from core 33 business operations 5 Return on investment due to profitability of projects with key vendors – related to Item 3 6 Normalization of operations in CEE FY22 Geopolitical Growth Partnership Core Organic FY23 Core Organic Partnership Normal CEE M&A and the Baltics (does not assume Investment Projects Growth Growth Projects / Baltic Ops normalization in Belarus or Ukraine) 1 2 3 4 4 5 6 7 7 Assumes $2M of acquired EBITDA with significant M&A pipeline coverage Note: FY22 year ended 3/31/22, FY23 year ended 3/31/23, FY24 year ending 3/31/24: $ in USD millions 1. Includes pro-forma adjustments for standalone costs originally allocated to the divested business and full year impact of closed acquisitions 2. Includes pro-forma adjustments for full year impact of closed acquisitions

TRANSACTION STRUCTURE

Transaction summary

Transaction Summary

- Noventiq to de-list from the London Stock Exchange and re-list on the Nasdaq
- $650M Pro Forma Total Enterprise Value
- $842M Pro Forma Equity Market Cap
- 10.0x FY23A EBITDA
- Selling shareholders will roll 100% of their existing shares

Key Terms

- 2.5M sponsor shares released at de-SPAC
- 2.5M sponsor shares released pro-rata for financing raise up to $100M (subject to $25M min. before release)
- 5M sponsor shares released at $14, $16, $18 (1.67M each)
- 30M total shares granted to existing shareholders at $14, $16, $18 (10M each)
- Sponsor receives 1 Board designee
- Target cash raise of $100M, with no minimum cash requirement for closing

Pro Forma Ownership Breakdown


SPAC Sponsor
5.9%
Existing Holders
82.2%
Public Investors
11.9%

Sources & Uses Detail ($M)

- $246M total transaction cash to Noventiq's Balance Sheet ($100M gross proceeds + $171M existing cash – $25MFees)
- Funds will be used to close strategic acquisitions and for organic growth initiatives including growing the sales team, driving technological integration with key Partners, and other working capital uses

Sources of Funds	
Current Shareholder Equity Rollover	$692
SPAC Sponsor Promote	$50
SPAC & Additional Cash Raised	$100
Existing Balance Sheet Cash	$135
Total Sources of Funds	**$977**

Uses of Funds	
Current Shareholder Equity Rollover	$692
SPAC Sponsor Promote	$50
Pro Forma Cash on Balance Sheet	$210
Est. Transaction Fees & Expenses	$25
Total Uses of Funds	**$977**

Detailed Uses	
M&A	$40
Increased GDC, Delivery, MSFT Integrations Teams	$7
Additional Growth Working Capital	$13
Sales Headcount Growth (150 FTE)	$7
IT Back Office	$9
Transaction Fees	$25
Working Capital – Existing	$105
Additional Balance Sheet	$4
Total Cash Uses (PF Cash)	**$210**

Pro Forma Valuation
($M, except per share)

Pro Forma Valuation at $10.00 per Share	
Noventiq Share Price at Closing	$10.00
Pro Forma Shares Outstanding	84.2
Pro Forma Equity Market Cap	**$842**
Plus: Pro Forma Debt	18
Less: Pro Forma Cash	(210)
Pro Forma Total Enterprise Value	**$650**
Noventiq Primary Valuation Metrics	Current @ $10.00
TEV / 23E Revenue ($2.3m)	0.3x
TEV / 23A EBITDA ($75.4m)	10.0x

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Key market comparables – FY24 EV/Sales 2.5x 2.2x 1.8x 1.7x 1.5x Average: 1.3x 1.3x 0.5x 0.3x 0.3x 0.2x Sales 44% 7% (1%) 7% 22% 5% (1%) 2% (9%) (1%) Growth EV/EBITDA 18.2x 13.1x 11.5x Average: 10.4x 10.0x 10.2x 9.4x 9.1x 7.9x 7.2x 7.0x Source: Bloomberg, as of June 7, 2023. Note: Assumes $65M Adj. EBITDA and $650M total enterprise value for Noventiq. 31 EV/Sales and EV/EBITDA ratios are not defined or recognised under IFRS, and the Noventiq’s use and definition of these measures may vary from the other companies presented due to differences in accounting policies or differences in the calculation methodology. As a result, these figures should not be viewed as comparable or as a replacement for measures prepared and reported under IFRS. See “Safe harbor” on slide 2 of this presentation.

Key investment highlights 1 Leading enabler of digital transformation (DX) and cybersecurity 2 Global focus on high-growth emerging markets 3 Strategic tech partnerships including Microsoft widen competitive moat 4 Recognized leader across multi-cloud, software and AI 5 Consolidator with track record of successful M&A 6 Inclusive culture, industry-leading talent and exceptional local access 7 Rapidly expanding gross and recurring revenue with history of profitable growth

THANK YOU